UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2024

Blue Ocean Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41112	98-1593951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

(240) 235-5049

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 5, 2024, Blue Ocean Acquisition Corp (the “Company”) issued an unsecured promissory note to Blue Ocean Sponsor LLC (“Payee”) with a principal amount equal to $750,000 (the “Sponsor Promissory Note”). The Sponsor Promissory Note is a non-interest bearing, unsecured promissory note which may be drawn down by the Company from time to time to be used for costs and expenses related to the Company’s initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (the “Initial Business Combination”). Pursuant to the terms of the Sponsor Promissory Note, if the Initial Business Combination is not consummated, the Sponsor Promissory Note will be repaid solely to the extent that the Company has funds available to it outside of its trust account, and that all other amounts will be contributed to capital, forfeited, eliminated or otherwise forgiven or eliminated.

The Sponsor Promissory Note shall be due and payable in full on the earlier of (i) the date on which the Company consummates its Initial Business Combination; or (ii) the date the Company liquidates the trust account upon the failure of the Company to consummate the Initial Business Combination within the time period set forth in the Company’s Amended and Restated Memorandum and Articles of Association.

The following constitutes an event of default: (i) failure by the Company to pay the principal amount due on the Initial Business Combination or liquidation of the trust account; (ii) the commencement of a voluntary or involuntary bankruptcy action.

The foregoing description of the Sponsor Promissory Note is not complete and is qualified in its entirety by reference to the Sponsor Promissory Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Promissory note, dated April 5, 2023 issued by Blue Ocean Acquisition Corp to Blue Ocean Sponsor LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp

Date: April 11, 2024	By:	/s/ Richard Leggett
	Name:	Richard Leggett
	Title:	Chief Executive Officer

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